UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               June 2, 2011

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.    Other Events
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     The following is a summary of assets under management as of May 31, 2011 (in millions):


	By Investment Vehicle
	---------------------

Separate Accounts	 	$3,587
Mutual Funds 			 4,454
Sub-Advised Mutual Funds	 1,103
Private Investment Funds	   204
                                --------
Total			       	$9,348

	By Investment Strategy
	----------------------
Small Cap			$1,011
Small-Mid Cap		           327
Select				   422
Large Cap 			 5,129
Long-Short		         2,276
Strategic Income		   183
				--------
Total			        $9,348



                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: June 2, 2011	                    By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                            Officer and Secretary